UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

STABLE ROAD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.
Venice, California	90291
(Address of principal executive offices)	(Zip Code)

(833) 478-2253

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2021, Stable Road Acquisition Corp. (“Stable Road” or “Parent”) announced that it has entered into amended or new subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase an aggregate of 11,000,000 shares (the “PIPE Investment”) of Stable Road Class A common stock, par value $0.0001 per share (the “Combined Company’s Class A common stock”), following the consummation of the proposed business combination with Momentus Inc. (“Momentus” or the “Company”, and such business combination, the “Proposed Business Combination”) at a price of $10.00 per share, representing aggregate gross proceeds of $110.0 million.

In addition, Stable Road agreed to issue to each PIPE Investor, at the closing of the PIPE Investment, warrants to purchase one share of Combined Company Class A common stock at a price of $11.50 per share (subject to adjustment as described in the warrant agreement, dated as of November 7, 2019, between Continental Stock Transfer & Trust Company, as warrant agent, and Stable Road (the “Warrant Agreement”)) for each share of Combined Company Class A common stock purchased pursuant to such PIPE Investor’s Subscription Agreement. The PIPE Warrants will be issued pursuant to the Warrant Agreement and will have substantially the same provisions as the public warrants issued in connection with Stable Road’s initial public offering.

Prior to July 15, 2021, Stable Road had entered into Subscription Agreements with PIPE Investors pursuant to which such PIPE Investors agreed to purchase an aggregate of 17,500,000 shares of Combined Company’s Class A common stock following the consummation of the Proposed Business Combination, representing aggregate gross proceeds of $175.0 million.

On July 13, 2021, the Securities and Exchange Commission (the “SEC”) announced charges against Stable Road, Brian Kabot, Momentus, and Momentus’ founder and former CEO, Mikhail Kokorich, for misleading claims about Momentus’ technology and about national security risks associated with Mr. Kokorich (the “SEC’s settled order”). Pursuant to the SEC’s settled order, Momentus and Stable Road agreed to provide the original PIPE Investors with the right to terminate their Subscription Agreements prior to the stockholder vote to approve the Proposed Business Combination. Accordingly, Momentus and Stable Road provided all PIPE Investors with the option to terminate their Subscription Agreements without any liability or obligation. In total, PIPE Investors representing $118.0 million of the original PIPE Investment terminated their Subscription Agreements. The remaining PIPE Investors elected to continue with their Subscription Agreements, with certain PIPE Investors increasing or decreasing their commitment amounts pursuant to amendments to the Subscription Agreements, with such changes representing a net $5.3 million increase in commitments by such remaining PIPE Investors. In addition, 6 new PIPE Investors entered into Subscription Agreements, representing approximately $47.75 million of new commitments. Affiliates of SRC-NI Holdings, LLC, the sponsor of Stable Road, which had committed $15.0 million in the aggregate to the PIPE Investment, reaffirmed their commitment.

After giving effect to the foregoing, the PIPE Investors have agreed to purchase an aggregate of 11,000,000 shares of Combined Company Class A common stock in the PIPE Investment for $10.00 per share, for aggregate gross proceeds of $110.0 million. In addition, Stable Road has agreed to issue to PIPE Investors warrants to purchase 11,000,000 shares of Combined Company Class A common stock at a price of $11.50 per share.

The PIPE Investment is contingent upon, among other things, the substantially concurrent closing of the Proposed Business Combination.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the proposed transaction contemplated by the merger agreement (the “Proposed Transaction”), Parent has filed with the SEC a registration statement on Form S-4, as amended (the “Registration Statement”) that includes a proxy statement of Parent, a consent solicitation statement of Momentus and prospectus of Parent, and each party will file other documents with the SEC regarding the Proposed Transaction. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Parent and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. PARENT’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH PARENT’S SOLICITATION OF PROXIES FOR PARENT’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (THE “SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Parent’s stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Special Meeting. Parent’s stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd, Venice, CA 90291, Tel: 310-956-4919, james@stableroadcapital.com.

Participants in the Solicitation

Parent, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Parent’s stockholders in connection with the Proposed Transaction. PARENT’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF PARENT IN ITS ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON JUNE 10, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PARENT’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING IS SET FORTH IN THE REGISTRATION STATEMENT AND AMENDMENTS THERETO FOR THE PROPOSED TRANSACTION WHICH PARENT HAS FILED WITH THE SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction is included in the Registration Statement and amendments thereto that Parent has filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Dated: July 16, 2021	By:	/s/ Brian Kabot
Brian Kabot Chief Executive Officer

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